UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 23, 2022
Date of Report (date of earliest event reported)
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SNAP ONE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40683 (Commission File Number)	82-1952221 (I.R.S. Employer Identification Number)
1800 Continental Boulevard, Suite 200 Charlotte, NC 28273
(Address of principal executive offices and zip code)
(704) 927-7620
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	SNPO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Tom Hendrickson to the Board

On May 23, 2022, the Board of Directors (the “Board”) of Snap One Holdings Corp. (the "Company") voted unanimously to appoint Tom Hendrickson to fill a vacancy on the Board. Mr. Hendrickson will be a Class I director and his initial term will run until the Company’s annual meeting of stockholders in 2025. Mr. Hendrickson will also serve as the Chair of the Company’s Audit Committee.

As a non-employee director, Mr. Hendrickson will receive compensation in the same manner as the Company’s other non-employee directors. The Company previously disclosed the terms of non-employee director compensation in its proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2022, provided that subsequent to the filing of the proxy statement the Board increased the amount of the annual equity grant from $125,000 to $150,000. Mr. Hendrickson also entered into a standard Confidentiality Agreement with the Company and the Company agreed to provide director and officer liability insurance coverage to the extent generally provided to its other directors.

There are no arrangements or understandings between Mr. Hendrickson and any other person pursuant to which Mr. Hendrickson was elected as a director, and there are no transactions between Mr. Hendrickson and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Hendrickson currently serves on the board of directors and as the audit committee chair for O’Reilly’s Auto Parts (since 2010) and Ollie’s Bargain Outlets (since 2015). Before retiring, Mr. Hendrickson served as the Chief Financial Officer and Chief Administrative Officer of The Sports Authority, from August 2003 until February 2014. Prior to joining Sports Authority Inc., Mr. Hendrickson was the Executive Vice President, Chief Financial Officer, and Chief Administrative Officer for Gart Sports Company from January 1998 until the time of its merger with Sports Authority Inc. in August 2003. Mr. Hendrickson graduated in Accounting from Minnesota State University, Mankato and is a Certified Public Accountant.

Item 7.01 – Regulation FD Disclosure

On May 24, 2022, the Company issued a press release regarding certain of the matters described in Item 5.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of May, 2022.

Snap One Holdings Corp.

By:	/s/ Michael Carlet
Name: Michael Carlet
Title: Chief Financial Officer